                                                                    Exhibit 10.6
                                                                    ------------


                          PUT AND CALL OPTION AGREEMENT
                              FOR REMAINING SHARES


                                      among


                           HENRY C. GULBRANDSEN, JR.,
                               PETER O. HAUSMANN,
                                       and
                                TIMOTHY J. WEBER

                                    "Sellers"


                                       and


                       PRENTISS PROPERTIES LIMITED, INC.,
                             a Delaware corporation

                                   "Purchaser"




                                   Dated as of

                           ____________________, 1997

                               TABLE OF CONTENTS
                               -----------------

                                                                           Page
                                                                           ----
1. DEFINED TERMS..............................................................2
2. PUT AND CALL OPTIONS/OPTION PURCHASE.......................................2
3. REPRESENTATIONS AND WARRANTIES OF SELLERS..................................3
4. REPRESENTATIONS AND WARRANTIES OF PURCHASER................................4
5. COVENANTS OF SELLERS AND CORPORATIONS......................................4
6. CONDITIONS TO CLOSING OF PURCHASER.........................................5
7. CONDITIONS TO CLOSING OF SELLERS...........................................5

EXHIBITS

Exhibit A      Legal Description of the Land
Exhibit B      Common Names of Development Parcels on the Land
Exhibit C      Sellers' Respective Ownership in X Corporation and Y Corporation
Exhibit D      Description of Contribution Agreement

                         PUT AND CALL OPTION AGREEMENT
                         -----------------------------
                             FOR REMAINING SHARES
                             --------------------

     THIS PUT AND CALL OPTION AGREEMENT FOR REMAINING SHARES (this "Agreement") is entered into as of ____________________, 1997, among PRENTISS PROPERTIES LIMITED, INC., a Delaware corporation ("Purchaser"), HENRY C. GULBRANDSEN, JR., PETER O. HAUSMANN and TIMOTHY J. WEBER. The named individuals are hereinafter collectively referred to as "Sellers" and individually as "Seller."

                                    RECITALS:

         WHEREAS, Southpoint Land Holdings, Inc., a Pennsylvania corporation ("X Corporation") and Valleybrooke Land Holdings, Inc., a Pennsylvania corporation ("Y Corporation") hold title to those certain parcels of real property located in the Commonwealth of Pennsylvania and more particularly described in Exhibit A
                                                                       ---------
attached hereto (collectively, the "Land"), which Land includes those development parcels commonly known by the names listed on Exhibit B, together
                                                          ---------
with any improvements located thereon (collectively, the "Improvements") (X Corporation and Y Corporation are herein collectively called the "Corporations");

         WHEREAS, prior to consummating a transaction with Purchaser, Sellers collectively owned 100 shares of the common stock, par value $1.00 per share, of X Corporation (the "X Corporation Common Stock") and 100 shares of the common stock, $1.00 par value per share, of Y Corporation (the "Y Corporation Common Stock") respectively, as set forth in Exhibit C, which stock in the aggregate
                                      ---------
represents all of the outstanding shares (the "Outstanding Shares") of capital stock of each of X Corporation and Y Corporation; and

         WHEREAS, on the date hereof Sellers have sold to Purchaser, and Purchaser has purchased from Sellers, an aggregate of 89 shares of X Corporation Common Stock (from each Seller in proportion to his ownership in X Corporation) (the "Purchased X Corporation Common Stock") and an aggregate of 89 shares of Y Corporation Common Stock (from each Seller in proportion to his ownership of Y Corporation) (the "Purchased Y Corporation Common Stock"), in each case representing eighty-nine percent (89%) of the Outstanding Shares of X Corporation and Y Corporation, respectively (the Purchased X Corporation Common Stock and the Purchased Y Corporation Common Stock are collectively referred to as the "Purchased Stock"); and

         WHEREAS, Sellers desire to hold an option to sell, and Purchaser desires to hold an option to purchase, the remaining eleven percent (11%) of the Outstanding Shares in each of X Corporation and Y Corporation, respectively, for the price and on the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the foregoing Recitals, the representations, warranties, covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1.   DEFINED TERMS. For purposes of this Agreement, the following terms
              --------------
shall have the meanings set forth below:

              (a) "Contribution Agreement" means that Contribution Agreement
                   ----------------------
described on Exhibit D.
             ---------

              (b) "Effective Date" means the date this Agreement is fully
                   --------------
executed and delivered by Purchaser and Sellers.

              (c) "Escrow Agreement" means the Escrow Agreement dated as of the
                   ----------------
Closing Date (as defined in the Contribution Agreement) among the Purchaser, Sellers and an escrow agent selected by Purchaser who is reasonably satisfactory to Seller, as escrow agent ("Escrow Agent"), pursuant to which Sellers have endorsed and delivered all of the Remaining Shares to the Escrow Agent.

              (d) "Real Property" means the Land, the Improvements and all
                   -------------
rights, privileges, easements and appurtenances to the Land and the Improvements, if any, including, without limitation, all of the Corporations' right, title and interest, if any, in and to all easements, rights-of-way and other appurtenances used or connected with the beneficial use or enjoyment of the Land and the Improvements.

         2.   PUT AND CALL OPTIONS/OPTION PURCHASE
              ------------------------------------

              (a) At any time after the third anniversary of the date of Closing of this Agreement (the "Initial Closing Date"), Purchaser (or Purchaser's nominee) shall have the right to buy (the "Call Option") and the Sellers shall have the right to cause Purchaser (or Purchaser's nominee) to buy (the "Put Option") all, but not less than all, of an aggregate of 11 shares of X Corporation Common Stock (as adjusted for any stock splits, reverse stock splits, or combinations subsequent to the Initial Closing Date) and an aggregate of 11 shares of Y Corporation Common Stock (as adjusted for any stock splits, reverse stock splits, or combinations subsequent to the Closing), such shares representing eleven percent (11%) of the Outstanding Shares of each of X Corporation and Y Corporation, respectively (the "Remaining Shares").

              (b) In the event that Purchaser wishes to exercise the Call Option, Purchaser shall send written notice to the Sellers specifying: (A) that it wishes to purchase the Remaining Shares from the Sellers in accordance with the terms and conditions contained herein and (B) a time, place and date, which is not later than thirty (30) business days and not earlier than fifteen (15) business days from the date such notice is given (the "Call Closing Date"), for the closing of such sale (the "Call Closing").

              (c) In the event that Sellers wish to exercise the Put Option, the Sellers shall send written notice to Purchaser specifying: (A) that Sellers wish to cause Purchaser to purchase the Remaining Shares from Sellers in accordance with the terms and conditions contained herein and (B) a time, place and date, which is not later than thirty (30) business days and not earlier than fifteen
(15) business days from the date such notice is given (the "Put Closing Date"). The Call Closing Date or the Put Closing Date, as applicable, is herein referred to as the "Closing Date").

              (d) Upon the exercise of either the Put Option or the Call Option, each Seller shall certify in writing to Purchaser (and to Purchaser's nominee) that the following is true and correct as of the Put Closing Date or Call Closing Date, as the case may be:

                  (i) The Remaining Shares of each Corporation are duly authorized, validly issued, fully paid and nonassessable. Each Seller is the record and beneficial owner of, and has good title to, their respective Remaining Shares of each of the Corporations, as set forth on Exhibit C hereto,
                                                              ---------
free and clear of all liens, claims, security interests, assignments, options, voting trusts, proxies, voting agreements, understandings, or arrangements with respect to voting and adverse claims to title of any kind or character.

                  (ii) Each Seller has full authority to transfer the Remaining Shares to Purchaser.

              (e) The purchase price for the Remaining Shares (the "Option Price") is Six Hundred Ninety-Three and No/100 Dollars ($693.00). The Option Price for the Remaining Shares of X Corporation shall be Two Hundred Ninety-Seven and No/100 Dollars ($297.00) (the "X Corporation Option Price"), which shall be paid by making a wire transfer of immediately available Federal funds to the account of Seller. The Option Price for the Remaining Shares of Y Corporation shall be Three Hundred Ninety-Six and No/100 Dollars ($396.00) (the "Y Corporation Option Price"), which shall be paid by making a wire transfer of immediately available Federal funds to the account of Seller.

              (f) On the Call Closing Date or the Put Closing Date, as the case may be, Purchaser shall deliver to Sellers any documents, instruments, or agreements reasonably necessary to effectuate the purchase of the Remaining Shares contemplated by this Section 2.
                            ---------

              (g) On the Call Closing Date or the Put Closing Date as the case may be, Sellers shall deliver to Purchaser: (i) Stock Certificates representing the Remaining Shares, each accompanied by stock powers duly executed in blank or duly executed instruments of transfer by the requisite Sellers, and any other documents necessary to transfer to Purchaser good title to the Remaining Shares, free and clear of all liens, security interests, assignments, options and adverse claims of any kind or character, and (ii) the certificate contemplated in Section 2(d), dated the Put Closing Date or Call Closing Date, as the case
   ------------
may be, and executed by each Seller.

         3.   REPRESENTATIONS AND WARRANTIES OF SELLERS. Each Seller represents
              -----------------------------------------
and warrants to Purchaser (and to Purchaser's nominee), for himself and with respect to the Corporations, that the following matters are true and correct as of the execution of this Agreement and will also be true and correct as of the Closing Date:

              (a) X Corporation is a corporation, duly organized, validly existing and in good standing under the laws of the Commonwealth of Pennsylvania and has its chief executive office at 1180 West Swedesford Road, Suite 140, Berwyn, Pennsylvania 19312. Y Corporation is a corporation, duly organized, validly existing and in good standing under the laws of the Commonwealth of Pennsylvania and has its chief executive office at 1180 West Swedesford Road,

Suite 140, Berwyn, Pennsylvania 19312. Neither Corporation is qualified to do business in a state other than its state of incorporation.

              (b) This Agreement is, and all the documents executed by Sellers that are to be delivered to Purchaser at the Closing will be, duly authorized, executed, and delivered by Sellers and enforceable against the Sellers in accordance with their respective terms, subject to the effect of applicable bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws affecting the rights of creditors generally.

              (c) Each Seller is the record and beneficial owner of, and has good title to, their respective Remaining Shares of each of the Corporations, as set forth on Exhibit C hereto, free and clear of all liens, claims, security
             ---------
interests, assignments, options, voting trusts, proxies, voting agreements, understandings or arrangements with respect to voting, and adverse claims to title of any kind or character. Except as provided in this Agreement, there are no outstanding subscriptions, options, warrants, calls or rights of any kind relating to or providing for the issuance, sale, delivery or transfer of the Remaining Shares (or any portion thereof).

              (d) No consent, waiver or approval by any third party is required in connection with the execution and delivery by each Seller of this Agreement or the performance by each Seller of the obligations to be performed by such Seller under this Agreement.

         The representations and warranties set forth hereinabove shall survive the Closing Date for a period of one (1) year.

         4.   REPRESENTATIONS AND WARRANTIES OF PURCHASER. Purchaser represents
              -------------------------------------------
and warrants to Sellers that the following matters are true and correct as of the execution of this Agreement and will also be true and correct as of the Closing Date:

              (a) Purchaser is a corporation, duly formed, validly existing and in good standing under the laws of the State of Delaware.

              (b) This Agreement is, and all documents executed by Purchaser which are to be delivered to Sellers at the Closing will be, duly authorized, executed, and delivered by Purchaser, and enforceable against Purchaser in accordance with their respective terms, subject to the effect of applicable bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws affecting the rights of creditors generally.

         The representations and warranties set forth hereinabove shall survive the Closing Date for a period of one (1) year.

         5.   COVENANTS OF SELLERS AND CORPORATIONS. Sellers covenant with
              -------------------------------------
Purchaser, as follows:

              (a) Sellers shall take all actions necessary cause the Purchaser's Conditions Precedent set forth in Section 6 to be satisfied on or
                                              ---------
before the Closing Date.

              (b) Each Seller agrees that, after the Initial Closing Date, he shall not sell, transfer or assign, or create, grant or permit to exist a lien, security interest in, claim on, or grant any option or right to acquire, or grant a proxy, or enter into a voting agreement or voting trust or similar agreement or understanding with respect to his respective Remaining Shares, except as contemplated by this Agreement.

              (c) Each Seller agrees that he will, at any time and from time to time after the Closing Date, upon the reasonable request of Purchaser and at Purchaser's cost and expense, do, execute, acknowledge and deliver, or cause to be done, executed, acknowledged and delivered, all such further acts, deeds, assignments, transfers, conveyances and assurances as may be reasonably required for better assigning, transferring and conveying the Remaining Stock to Purchaser.

         The covenants set forth hereinabove shall survive the Closing Date.

         6.   CONDITIONS TO CLOSING OF PURCHASER. The obligations of Purchaser
              ----------------------------------
under this Agreement are, at the option of Purchaser, subject to the satisfaction, at or prior to the Closing Date, of the following conditions (the "Purchaser's Conditions Precedent") (any one or more of which may be waived, but only by an instrument in writing signed by Purchaser):

              (a) The representations and warranties of Sellers shall be true and correct in all material respects on and as of the Closing Date.

              (b) Sellers shall have fully performed and complied with all covenants, terms, and agreements to be performed and complied with by them on or before the Closing Date.

              (c) Sellers shall deliver to Purchaser certificates dated the Closing Date and executed by each Seller stating that the representations made by it or him in this Agreement are accurate in all material respects as of the Closing Date and that all covenants, agreements and conditions required by this Agreement to be performed have been performed on or prior to the Closing Date.

              (d) Sellers shall have delivered to Purchaser the following:

                  (i) Stock certificates representing the Remaining Shares, each accompanied by stock powers duly executed in blank or duly executed instruments of transfer by the requisite Sellers, and any other documents necessary to transfer to Purchaser good title to the Remaining Shares, free and clear of all liens, security interests, assignments, options and adverse claims of any kind or character;

                  (ii) Any other documents, instruments or agreements reasonably necessary to effectuate the purchase of the Remaining Shares contemplated by this Agreement;

         7.   CONDITIONS TO CLOSING OF SELLERS. The obligations of Sellers under
              --------------------------------
this Agreement are, at the option of Sellers, subject to the satisfaction, at or prior to the Closing Date, of the following conditions (the "Sellers' Conditions Precedent") (any one or more of which may be waived, but only by an instrument in writing signed by all Sellers):

              (a) The representations and warranties of Purchaser shall be true and correct in all material respects on and as of the Closing Date.

              (b) Purchaser shall have fully performed and complied with all covenants, terms, and agreements to be performed and complied with by it on or before the Closing Date.

              (c) Purchaser shall deliver to Sellers a certificate dated the Closing Date and executed by Purchaser stating that the representations made by it in this Agreement are accurate in all material respects as of the Closing Date and that all covenants, agreements and conditions required by this Agreement to be performed have been performed on or prior to the Closing Date.

              (d) Purchaser shall have delivered to Sellers the following:

                  (i)  The Option Price; and

                  (ii) Any other documents, instruments or agreements reasonably necessary to effectuate the purchase of the Remaining Shares contemplated by this Agreement.

         8.   MISCELLANEOUS.
              -------------

              (a) This Agreement is the entire Agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, whether oral or written, between the parties with respect to the matters contained in this Agreement. Any waiver, modification, consent or acquiescence with respect to any provision of this Agreement shall be set forth in writing and duly executed by or on behalf of the party to be bound thereby. No waiver by any party of any breach hereunder shall be deemed a waiver of any other or subsequent breach.

              (b) This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument.

              (c) Time is of the essence in the performance of and compliance with each of the provisions and conditions of this Agreement.

              (d) Any communication, notice or demand of any kind whatsoever which either party may be required or may desire to give to or serve upon the other shall be in writing and delivered by personal service (including express or courier service), or by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

         Purchaser:        Prentiss Properties Acquisition Partners, L.P.
                           3890 West Northwest Highway, Suite 400
                           Dallas, Texas  75220
                           Attention: Thomas F. August and William J. Reister
                           Telecopy: (214) 350-2408 or (214) 654-5826

         With a copy to:   Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                           1700 Pacific Avenue, Suite 4100
                           Dallas, Texas  75201-4675
                           Attention:  Randall M. Ratner, P.C.
                           Telecopy:   (214) 969-4343

         Sellers:          Henry C. Gulbrandsen, Jr.
                           Peter O. Hausmann
                           Timothy J. Weber
                           c/o The Terramics Management Company
                           1180 West Swedesford Road, Suite 140
                           Berwyn, Pennsylvania  19312
                           Telecopy:  (610) 640-4843

         With a copy to:   Michael Pollack
                           Blank, Rome, Comisky & McCauley
                           One Logan Square
                           Philadelphia, Pennsylvania  19103
                           Telephone: (215) 569-5670
                           Telecopy:  (215) 569-5692

         Any party may change its address for notice by written notice given to the other in the manner provided in this Section. Any such communication, notice or demand shall be deemed to have been duly given or served on the date of confirmed receipt.

              (e) Wherever possible, each provision of this Agreement shall be interpreted in such a manner as to be valid under applicable law, but, if any provision of this Agreement shall be invalid or prohibited thereunder, such invalidity or prohibition shall be construed as if such invalid or prohibited provision had not been inserted herein and shall not affect the remainder of such provision or the remaining provisions of this Agreement.

              (f) The language in all parts of this Agreement shall be in all cases construed simply according to its fair meaning and not strictly for or against any of the parties hereto. Section headings of this Agreement are solely for convenience of reference and shall not govern the interpretation of any of the provisions of this Agreement. References to "Sections" are to Sections of this Agreement, unless otherwise specifically provided.

              (g) This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, without regard to the principles of conflicts of laws thereof, as to all matters, including but not limited to, matters of validity, construction, effect, performance and remedies.

              (h) If any action is brought by either party against the other party, relating to or arising out of this Agreement, the transactions described herein or the enforcement hereof, the prevailing party shall be entitled to recover from the other party reasonable attorneys' fees, costs and expenses incurred in connection with the prosecution or defense of such action.

              (i) This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and to their respective transferees, successors, and assigns. Neither this Agreement nor any of the rights or obligations of Sellers or Purchaser hereunder shall be transferred or assigned by Sellers or Purchaser without the prior written consent of the non-assigning party; provided, however, Purchaser may assign Purchaser's interest hereunder, or designate as the entity taking title to the Remaining Shares, the parent of Purchaser, one or more subsidiaries or affiliates of Purchaser or of entities to whom Purchaser provides investment management services without Sellers' prior written consent.

              (j) If any of the dates specified in this Agreement shall fall on a Saturday, a Sunday, or a holiday, then the date of such action shall be deemed to be extended to the next business day.

              (k) All costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the date first above written.

                                         SELLERS:


                                         --------------------------------------
                                         Henry C. Gulbrandsen, Jr.


                                         --------------------------------------
                                         Peter O. Hausmann


                                         --------------------------------------
                                         Timothy J. Weber


                                         PURCHASER:

                                         PRENTISS PROPERTIES LIMITED, INC.,
                                         a Delaware corporation


                                         By:
                                            -----------------------------------
                                         Name:
                                              ---------------------------------
                                         Title:
                                               --------------------------------